Loss Per Share	12 Months Ended
Dec. 31, 2022
Loss Per Share [Abstract]
LOSS PER SHARE

13. LOSS PER SHARE

	For the Years Ended December 31,
	2022	2021	2020
		(Restated)	(Restated)
Net loss	$(105,296,603)	$(1,009,952)	$(2,279,304)
Weighted average number of ordinary share outstanding
Basic	78,614,174	55,440,527	30,591,122
Diluted	78,614,174	55,440,527	30,591,122
Loss per share
Basic	$(1.34)	$(0.02)	$(0.07)
Diluted	$(1.34)	$(0.02)	$(0.07)

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. The computation of diluted net loss per share does not include dilutive ordinary shares equivalents in the weighted average shares outstanding, as they would be anti-dilutive.

For the years ended December 31, 2022, 2021 and 2020, the unvested RSUs, warrants, options and convertible preferred shares were excluded from the calculation of diluted earnings per share because they were anti-dilutive.